EXHIBIT 4

DUKE REALTY LIMITED PARTNERSHIP
ISSUER

TO

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
TRUSTEE

FIFTEENTH SUPPLEMENTAL INDENTURE

DATED AS OF JANUARY 7, 2004

$100,000,000
OF
MEDIUM-TERMS NOTES
DUE NINE MONTHS OR MORE
FROM DATE OF ISSUE

SUPPLEMENT TO INDENTURE,
DATED AS OF SEPTEMBER 19, 1995, BETWEEN
DUKE REALTY LIMITED PARTNERSHIP AND
J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
(successor in interest to The First National Bank of Chicago)

FIFTEENTH SUPPLEMENTAL INDENTURE, dated as of January 7, 2004, between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership (the “Issuer”), having its principal offices at 600 East 96th Street, Suite 100, Indianapolis, IN  46240 and J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION (successor in interest to The First National Bank of Chicago), a national banking association organized under the laws of the United States of America, as trustee (the “Trustee”), having its Corporate Trust Office at 1 Bank One Plaza, Suite IL1-0823, Chicago, Illinois 60670-0823.

RECITALS

WHEREAS, the Issuer executed and delivered its Indenture (the “Original Indenture”), dated as of September 19, 1995, to the Trustee to issue from time to time for its lawful purposes debt securities evidencing its unsecured and unsubordinated indebtedness.

WHEREAS, the Original Indenture provides that by means of a supplemental indenture, the Issuer may create one or more series of its debt securities and establish the form and terms and conditions thereof.

WHEREAS, the Issuer intends by this Fifteenth Supplemental Indenture to (i) create a series of debt securities, to be issued from time to time, in an aggregate principal amount not to exceed $100,000,000, entitled “Duke Realty Limited Partnership Medium-Terms Notes Due Nine Months or More from Date of Issue” (the “Notes”); and (ii) establish the form and the terms and conditions of such Notes.

WHEREAS, the Board of Directors of Duke Realty Corporation, the general partner of the Issuer, acting through authority delegated to certain of its executive officers, has approved the creation of the Notes and the form, terms and conditions thereof.

WHEREAS, the consent of Holders to the execution and delivery of this Fifteenth Supplemental Indenture is not required, and all other actions required to be taken under the Original Indenture with respect to this Fifteenth Supplemental Indenture have been taken.

NOW, THEREFORE IT IS AGREED:

ARTICLE ONE
Definitions, Creation, Form and Terms and Conditions of the Debt Securities

SECTION 1.01.   Definitions.  Capitalized terms used in this Fifteenth Supplemental Indenture and not otherwise defined shall have the meanings ascribed to them in the Original Indenture.  In addition, the following terms shall have the following meanings to be equally applicable to both the singular and the plural forms of the terms defined:

“DTC” means The Depository Trust Company.

“Fixed Rate Notes” means the Issuer’s Fixed Rate Notes Due Nine Months or More from the Date of Issue, substantially in the form of Exhibit A-1 attached hereto.

“Floating Rate Notes” means the Issuer’s Floating Rate Notes Due Nine Months or More from the Date of Issue, substantially in the form of Exhibit A-2 attached hereto.

“Indenture” means the Original Indenture as supplemented by this Fifteenth Supplemental Indenture.

“Notes” means the Issuer’s Medium-Term Notes Due Nine Months or More from Date of Issue.

“Pricing Supplement” means a pricing supplement to the Prospectus dated October 21, 2003, as supplemented by the Prospectus Supplement dated January 7, 2004, setting forth the terms of the applicable Notes.

SECTION 1.02.   Creation of the Debt Securities.  In accordance with Section 301 of the Original Indenture, the Issuer hereby creates the Notes as a separate series of its debt securities issued pursuant to the Indenture.  The Notes shall be issued in an aggregate principal amount not to exceed $100,000,000, or the equivalent thereof in other currencies.

SECTION 1.03.   Form of the Debt Securities.  The Fixed Rate Notes shall be substantially in the form attached as Exhibit A-1 hereto.  The Floating Rate Notes shall be substantially in the form attached as Exhibit A-2 hereto.  Each Note shall be issuable and transferable in fully registered book-entry form or certificated form as specified in the applicable Pricing Supplement.

SECTION 1.04.   Terms and Conditions of the Debt Securities.  The Notes shall be governed by all the terms and conditions of the Original Indenture, as supplemented by this Fifteenth Supplemental Indenture, and in particular, the following provisions shall be terms of the Notes:

(a)                                  The aggregate principal amount of the Notes that may be authenticated and delivered under the Indenture from time to time shall be up to $100,000,000 or the equivalent thereof in other currencies.

(b)                                 Each Note shall mature on a date which shall be nine months or more from the date of issue of such Note and shall be specified in the Pricing Supplement.

(c)                                  The interest rate or rates or the method of determination thereof, if any, the date or dates or the method of determination thereof from which such interest shall accrue, the date or dates on which such interest shall be payable, and the regular record date for the interest payable on any interest payment date, in each case for a particular Note, shall each be as specified in the Pricing Supplement.

(d)                                 Unless stated to the contrary in the Pricing Supplement, the payment of principal (and premium, if any) and interest on, a Note on any day, if the Holder of this Note is DTC (or its nominee or other depository, a “Depository”), will be made in accordance with any applicable provisions of such written agreement between the Issuer and the Trustee as may be in effect from time to time.

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(e)                                  Notes shall be issuable in denominations of (i) $1,000 and any amount in excess thereof which is an integral multiple of $1,000, if the Notes are denominated in U.S. Dollars, and (ii) if the Notes are denominated in a currency other than U.S. Dollars, the Notes will be issuable in a minimum denomination equivalent to U.S. $1,000, rounded to an integral multiple of 1,000 units of the currency in which the Notes are denominated, and in any larger amount in integral multiples of 1,000 units of that currency.

(f)                                    Unless stated to the contrary on the face of a Note and in the Pricing Supplement, such Note shall be issuable only in registered form without coupons in book-entry form, represented by one or more global notes recorded in the book-entry system maintained by DTC.  If specified on the face thereof, Notes may be issued in certificated form issued to, and registered in the name of, the beneficial owner or its nominee.

(g)                                 The Notes shall constitute senior unsecured and unsubordinated obligations of the Issuer and will rank equally with all other unsecured and unsubordinated indebtedness of the Issuer from time to time outstanding.

(h)                                 (i)                                     The Issuer will not, and will not permit any Subsidiary to, incur any Debt, other than intercompany Debt (representing Debt to which the only parties are the General Partner, the Issuer and/or any of their Subsidiaries (but only so long as such Debt is held solely by any of the General Partner, the Issuer and any Subsidiary) that is subordinate in right of payment to the Securities) if, immediately after giving effect to the incurrence of such additional Debt, the aggregate principal amount of all outstanding Debt of the Issuer and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (x) the Total Assets as of the end of the calendar quarter covered in the Issuer’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of such additional Debt and (y) any increase in the Total Assets since the end of such quarter including, without limitation, any increase in Total Assets resulting from the incurrence of such additional Debt (such increase together with the Total Assets being referred to as the “Adjusted Total Assets”).

(ii)                                  In addition to the limitation set forth in subsection (i) of this Section 1.04(h), the Issuer will not, and will not permit any Subsidiary to, incur any Debt if, for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred, the ratio of Consolidated Income Available for the Debt Service to the Annual Service Charge shall have been less than 1.5 to 1, on a pro forma basis after giving effect to the incurrence of such Debt and to the application of the proceeds therefrom, and calculated on the assumption that (w) such Debt and any other Debt incurred by the Issuer or its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Debt, had occurred at the beginning of such period, (x) the repayment or retirement of any other Debt by the Issuer or its Subsidiaries since the first day of such four-quarter period had been incurred, repaid or retained at the beginning of such period (except that, in making such computation, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period), (y) any income earned as a result of any increase in Adjusted Total Assets since the end of such four-quarter period had been earned, on an annualized basis, for such period, and (z) in

3

the case of any acquisition or disposition by the Issuer or any Subsidiary of any asset or group of assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation.

(iii)                               In addition to the limitations set forth in subsections (i) and (ii) of this Section 1.04(c), the Issuer will not, and will not permit any Subsidiary to, incur any Debt secured by any mortgage, lien, charge, pledge, encumbrance or security interest of any kind upon any of the property of the Issuer or any Subsidiary (the “Secured Debt”), whether owned at the date hereof or hereafter acquired, if, immediately after giving effect to the incurrence of such additional Secured Debt, the aggregate principal amount of all outstanding Secured Debt of the Issuer and its Subsidiaries on a consolidated basis is greater than 40% of the Adjusted Total Assets.

(iv)                              For purposes of this Section 1.04(h), Debt shall be deemed to be “incurred” by the Issuer or its Subsidiaries on a consolidated basis whenever the Issuer and its Subsidiaries on a consolidated basis shall create, assume, guarantee or otherwise become liable in respect thereof.

(i)                                     The Issuer will maintain Total Unencumbered Assets of not less than 150% of the aggregate outstanding principal amount of the Unsecured Debt of the Issuer.

(j)                                     There are no restrictive covenants pertaining to the Notes other than those contained in the Indenture and this Fifteenth Supplemental Indenture.  Unless stated to the contrary on the face of any Note and in the Pricing Supplement, the holders of the Notes shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events.  The Notes shall have no additional Events of Default in addition to the Events of Default set forth in the Indenture.

(k)                                  Unless stated to the contrary on the face of a Note and in the applicable Pricing Supplement, the Issuer may, from time to time, reopen a series of Notes and issue additional Notes with the same terms as Notes issued on earlier date.  After such additional Notes are issued they will be fungible with the previously issued Notes to the extent specified in the applicable Pricing Supplement.

ARTICLE TWO
Trustee

SECTION 2.01.   Trustee.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifteenth Supplemental Indenture or the due execution thereof by the Issuer.  The recitals of fact contained herein shall be taken as the statements solely of the Issuer, and the Trustee assumes no responsibility for the correctness thereof.  The Trustee is hereby instructed to authenticate and deliver, from time to time, the Notes, pursuant to the following procedures:

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(a)                                  the procedures set forth in the Administrative Procedures attached as Exhibit D to the Distribution Agreement, as amended from time to time; and

(b)                                 each advice of settlement information with respect to any of the Notes issued pursuant to (a) above will be deemed an instruction by the Issuer authenticate and deliver such Notes.

ARTICLE THREE
Miscellaneous Provisions

SECTION 3.01.   Ratification of Original Indenture.  This Fifteenth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and as supplemented and modified hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Fifteenth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

SECTION 3.02.   Effect of Headings.  The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 3.03.   Successors and Assigns.  All covenants and agreements in this Fifteenth Supplemental Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

SECTION 3.04.   Separability Clause.  In case any one or more of the provisions contained in this Fifteenth Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 3.05.   Governing Law.  This Fifteenth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.  This Fifteenth Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Fifteenth Supplemental Indenture and shall, to the extent applicable, be governed by such provisions.

SECTION 3.06.   Counterparts.  This Fifteenth Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifteenth Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

DUKE REALTY LIMITED PARTNERSHIP

	By:	DUKE REALTY CORPORATION
General Partner

By:
Name:
Title:

Attest:

Name:
Title:

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Attest:

Name:
Title:

STATE OF                           )

) ss:

COUNTY OF                      )

On the                      day of                      2004, before me personally came                                         , to me known, who, being by me duly sworn, did depose and say that he/she resides at                                                                                 , that he/she is                            of DUKE REALTY CORPORATION, the general partner of DUKE REALTY LIMITED PARTNERSHIP, one of the parties described in and which executed the foregoing instrument, and that he/she signed his/her name thereto by authority of the Board of Directors.

[Notarial Seal]

Notary Public
COMMISSION EXPIRES

STATE OF                           )

) ss:

COUNTY OF                      )

On the                      day of                      2004, before me personally came                                         , to me known, who, being by me duly sworn, did depose and say that he/she resides at                                                             , that he/she is a                              of J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, one of the parties described in and which executed the foregoing instrument, and that he/she signed his/her name thereto by authority of the Board of Directors.

[Notarial Seal]

Notary Public
COMMISSION EXPIRES

EXHIBIT A-1

[insert if global security]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.]

REGISTERED	REGISTERED

CUSIP NO.	$

DUKE REALTY LIMITED PARTNERSHIP

MEDIUM-TERM NOTE
(Due Nine Months or More from Date of Issue)
(Fixed Rate)

Registered No. FXR-	Original Issue Date:

Principal Amount: $	Maturity Date:

Designation: Fixed Rate Medium-Term Notes Due	Interest Rate:

Specified Currency: ☐ U.S. Dollars ☐ Other

Dual Currency Note: ☐ Yes ☐ No

A-1-1

Issue Price as a percentage of Principal Amount:	Exchange Rate Agent (if other than J.P. Morgan Trust Company, National Association):

Interest Payment Dates:

Regular Record Dates:  April 15 for a May 1 Interest Payment Date; October 15 for a November 1 Interest Payment Date; a date that is at least 15 calendar days (whether or not a Business Day) prior to any other Interest Payment Date

Original Issue Discount Note: ☐ Yes ☐ No	Total Amount of OID:

Redemption Date (s) (including any applicable regular or special record dates):	Redemption Price(s):

Stated Maturity Extension Option: ☐ Yes ☐ No	Extension Period(s) and Final Maturity (only applicable if option to extend stated maturity):

Repurchase Price(s):	Repurchase Date(s) (including any applicable regular or special record dates) ☐ Option of the Issuer ☐ Option of the Holder

Basis for Interest Rate During Extension Period (only applicable if option to extend stated maturity):

Currency Indexed Note (check if yes): (if yes, see attachment)	Amortizing Note (check if yes): (if yes, see attachment)

Form: ☐ Book Entry ☐ Certificated	Other Terms:

Duke Realty Limited Partnership, an Indiana limited partnership (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Insert if the Security is to be a certificated security –          ,] [Insert if the Security is to be a Global Security — Cede & Co., as nominee for the Depository Trust Company], or its registered assigns, the Principal Amount stated above on the Maturity Date, and to pay interest thereon on the Interest Payment Dates specified above on such Principal Amount at the Interest Rate specified above from the Interest Payment Date next preceding the date of authentication of this Note to which interest has been paid on the Notes, unless the date of authentication of this Note is a date to which interest has been paid, in which case from the date of authentication of this Note, or unless no interest has been paid on the Notes, in which case from the Original Issue Date specified above, until payment of said

A-1-2

Principal Amount has been made or duly provided for.  Notwithstanding the foregoing, if the date of authentication of this Note is after a Regular Record Date specified above and before the next following Interest Payment Date, this Note shall bear interest from such Interest Payment Date, unless the Issuer shall default in the payment of interest due on such Interest Payment Date, in which case this Note shall bear interest from the next preceding Interest Payment Date to which interest has been paid on the Notes, or unless no interest has been paid on the Notes, in which case this Note shall bear interest from the Original Issue Date.  If the Interest Payment Date, Maturity Date, Redemption Date or Repurchase Date is not a Business Day, the Interest Payment Date, Maturity Date, Redemption Date or Repurchase Date will be postponed until the next day that is a Business Day; provided, however interest will not accrue to such Business Day.  Unless otherwise specified on the face hereof, the “Interest Payment Dates” shall be May 1 and November 1 of each year.  The “Regular Record Dates” shall be April 15 for a May 1 Interest Payment Date, October 15 for a November 1 Interest Payment Date and a date that is at least 15 calendar days before any other Interest Payment Date, whether or not those dates are Business Days.

The interest so payable on any Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date next preceding such Interest Payment Date, unless the Original Issue Date is after a Regular Record Date and before the next following Interest Payment Date, in which case interest will be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Person in whose name the Note is registered at the close of business on such next succeeding Regular Record Date, unless the Issuer shall default in the payment of interest due on such Interest Payment Date, in which case such defaulted interest shall be paid to the Person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest established in accordance with the Indenture, provided, however, that interest payable at the Maturity Date, Redemption Date or Repurchase Date will be payable to the person to whom principal is payable, unless such interest is a regular interest payment in which case the Issuer will make that regular interest payment to the Person in whose name this Note is registered at the close of business on the Regular Record Date next preceding the Interest Payment Date, even if it is not the same person to whom principal is payable.

Unless otherwise specified on the face hereof, payments of principal of (and premium, if any) and interest on this Note will be made in the applicable Specified Currency, provided, however, that if this Note is denominated in a Specified Currency other than United States dollars (a “Foreign Currency Note”) payments of principal of (and premium, if any) and interest hereon will

[Insert if the Security is to be a Global Security – be made in United States dollars unless the beneficial holder hereof gives notice to the Depositary that it elects to receive payments in such Specified Currency.  Such notice of the beneficial owner’s election to receive all or a portion of any payment in a Specified Currency must be given by the beneficial holder of this Note to the participant of the Depositary through which its interest is held on or before the applicable Regular Record Date, in the case of a payment of interest, and at least 15 calendar days, whether or not a Business Day, before the Maturity, in the case of principal or premium.  The participant must notify the Depositary of any election on or before the third business day after the Regular Record Date.  The Depositary will notify the Paying Agent of the election, the portion of the payment to be

A-1-3

made by the Paying Agent in the Specified Currency and the applicable wire transfer instructions, on or before the fifth Business Day after the Regular Record Date.  If complete instructions are received by the participant and forwarded to the Depositary, and forwarded by the Depositary to the Paying Agent, on or before the relevant dates, the beneficial owner of this Note will receive payments in the Specified Currency.  In such event, the Paying Agent will pay the beneficial holder directly.  The beneficial holder may elect to receive all or any portion of all future payments in the Specified Currency and need not file a separate election for each payment.  Such election will remain in effect until revoked by written notice to the Paying Agent, but written notice of such revocation must be received by the Paying Agent on or prior to the applicable Regular Record Date or at least 15 days prior to Maturity, as the case may be.]

[Insert if the Security is to be a Certificated Security – be made in United States dollars unless the Holder hereof elects to receive payments in respect hereof in such Specified Currency by delivery of a written request to the Trustee on or prior to the applicable Regular Record Date or at least 15 days prior to Maturity, as the case may be.  Such election may be in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission.  A Holder of such a Note may elect to receive all or any portion of all future payments in the Specified Currency for principal (and premium, if any) and interest payments and need not file a separate election for each payment.  Such election will remain in effect until revoked by written notice to the Trustee, but written notice of such revocation must be received by the Trustee on or prior to the applicable Regular Record Date or at least 15 days prior to Maturity, as the case may be.]

[Insert if the Security is to be a Global Security – Payment of the principal of (and premium, if any) and interest on this Note in United States dollars will be made by transfer of immediately available funds to the Depositary or its nominee.]

[Insert if the Security is to be a Certificated Security – Payment of the principal of (and premium, if any) and interest on this Note due at Maturity, the Redemption Date or the Repurchase Date, in United States dollars will be paid by wire transfer of immediately available funds after the Holder presents this Note at the office or agency of the Issuer maintained for that purpose, which shall initially be the corporate trust office of the Trustee located in New York, New York.  Payment of Interest on this Note other than at Maturity, the Redemption Date or the Repurchase Date, made in United States dollars will be paid by check mailed to the address of the Holder as of the applicable Record Date, as such address shall appear in the Security Register; provided, however, that a Holder of U.S.$10,000,000 (or, if the Specified Currency is other than United States dollars, the equivalent thereof in the Specified Currency) or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) will be entitled to receive interest payments on such Interest Payment Date by wire transfer of immediately available funds if such Holder has delivered appropriate wire transfer instructions in writing to the Trustee on or prior to the applicable Regular Record Date.  Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder.]

All payments of principal (and premium, if any) and interest in a Specified Currency other than United States dollars will be made in the manner set forth on the reverse hereof.

A-1-4

The Issuer agrees to indemnify the Holder of any Note against any loss incurred by such Holder as a result of any judgment or order being given or made against the Issuer for any amount due hereunder and such judgment or order requiring payment in a currency (the “Judgment Currency”) other than the Specified Currency, and as a result of any variation between (i) the rate of exchange at which the Specified Currency amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such Holder, on the date of payment of such judgment or order, is able to purchase the Specified Currency with the amount of the Judgment Currency actually received by such Holder, as the case may be.  The foregoing indemnity constitutes a separate and independent obligation of the Issuer and continues in full force and effect notwithstanding any such judgment or order as aforesaid.  The term “rate of exchange” includes any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

Reference is made to the further provisions of this Note set forth on the reverse hereof.  Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to the benefits of the Indenture referred to on the reverse hereof or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under such Indenture.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated as of:

DUKE REALTY LIMITED PARTNERSHIP, as Issuer

By:	DUKE REALTY CORPORATION,
as General Partner

By:
Name:
Title:

By:
Name:
Title:

A-1-5

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Officer

A-1-6

[REVERSE OF NOTE]

DUKE REALTY LIMITED PARTNERSHIP

MEDIUM-TERM NOTE
(Due Nine Months or More from Date of Issue)
(Fixed Rate)

This security is one of a duly authorized issue of debentures, notes, bonds, or other evidences of indebtedness of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture dated as of September 19, 1995 (hereinafter called the “Indenture”), duly executed and delivered by the Issuer to J.P. Morgan Trust Company, National Association (successor in interest to The First National Bank of Chicago), as Trustee (hereinafter called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which the Indenture and all indentures supplemental thereto relating to this security reference is hereby made for a description of the rights, limitations of rights, obligations, duties, and immunities thereunder of the Trustee, the Issuer, and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.  The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto.  This Note is one of a series designated as “Medium-Term Notes Due Nine Months or More from Date of Issue” (herein referred to as the “Notes”) of the Issuer, of up to $100,000,000 in aggregate principal amount.  All terms used in this Note which are defined in the Indenture and which are not otherwise defined in this Note shall have the meanings assigned to them in the Indenture.  The terms of the Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended.  The Notes are subject to all such terms, and the Holders are referred to the Indenture and such Act for a statement of such terms.  To the extent any provision of this Note conflicts with the provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

Interest payments for this Note will include interest accrued from and including the last date in respect of which interest has been paid or duly provided for (or from and including the Original Issue Date if no interest has been paid or provided for) to but excluding the Interest Payment Dates, Maturity Date, Repurchase Date or Redemption Date.  Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months.

Form of Notes

Dual Currency Notes.  This Note may be issued as a Note in which the Issuer has a one-time option to pay the principal, premium, if any, and interest, if any, on this Note in an optional currency specified on the face hereof under “Other Terms” that is a different currency from the Specified Currency of this Note (“Dual Currency Notes”).  The Issuer shall provide the Holders two Business Days written notice of its exercise of such option, which such exercise shall be irrevocable.  Specific information pertaining to Dual Currency Notes shall be included

A-1-7

on the face hereof under “Other Terms,” and shall include, without limitation:

•                                          the Specified Currency;

•                                          the Optional Payment Currency;

•                                          the Designated Exchange Rate;

•                                          the Option Election Date; and

•                                          the Interest Payment Dates.

The amounts payable and the method for calculating these amounts with respect to Dual Currency Notes and any additional terms and conditions of any issue of Dual Currency Notes will be specified on the face hereof.

Extendible Notes.  This Note may be issued as a Note in which the Issuer has the option to extend the stated Maturity Date thereof for one or more whole years up to a date set forth on the face hereof (“Extendible Notes”).  In the event the Issuer elects to extend the Extendible Notes, the Issuer must notify the Trustee no less than 45 nor more than 60 calendar days prior to the Extendible Notes’ original stated Maturity Date.  The Trustee will notify the Holder of the Issuer’s extension of the Maturity by first class mail.  The notice must specify the Extendible Notes’ new Maturity Date, the interest rate applicable to the extension period and any applicable redemption provisions.

The interest rate may be increased for the extension period if the Issuer notifies the Trustee prior to 10:00 a.m., New York City time, on the twentieth calendar day before the original Maturity Date of the Extendible Notes.  The Trustee will send notice to the Holders in a manner agreed upon by the Trustee and the Issuer.  This increased interest rate may not be revoked.

In the event the Issuer extends the Maturity of the Extendible Notes, the Holder has the option to require the Issuer to repay such Extendible Notes on the original Maturity Date at a price equal to the principal amount of the Extendible Notes plus any accrued interest to such date.  In order to exercise this option, the Holder must notify the Trustee no less than 25 nor more than 60 calendar days prior to the original Maturity Date of the Extendible Notes.  Such notice may be made by delivering to the Trustee the Extendible Notes with the attached “Option to Elect Repayment” form completed, or a letter from a broker/dealer, bank or trust company notifying the Trustee of the Holder’s intent to redeem its Extendible Notes and guaranteeing that the Extendible Notes and the attached “Option to Elect Repayment” form will be delivered no later than five Business Days after the date set for redemption.  The Holder may revoke its election to be repaid at any time before 3:00 p.m., New York City time, on the twentieth calendar day prior to the original Maturity Date of the Extendible Notes.

Original Issue Discount Notes.  This Note may be issued as a Note in which the issue price (set forth on the face hereof) is less than 100% of the principal amount hereof (i.e., par) by more than a percentage equal to the product of 0.25% and the number of full years to the Maturity Date (“Original Issue Discount Notes”).  Original Issue Discount Notes may not bear

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any interest currently or may bear interest at a rate that is below market rates at the time of the issuance.  The difference between the issue price of an Original Issue Discount Note and par is referred to as the “Discount.”  In the event of redemption, repayment or acceleration of the Maturity of an Original Issue Discount Note, the amount payable to the Holder will be equal to the sum of:

•                                          the issue price (increased by any accruals of Discount) and, in the event of any redemption of the applicable Original Issue Discount Note, if applicable, multiplied by the initial redemption percentage (as adjusted, if applicable); and

•                                          any unpaid interest accrued on the Original Issue Discount Note to the date of the redemption, repayment or acceleration of the Maturity, as the case may be.

For purposes of determining the amount of Discount that has accrued as of any date on which a redemption, repayment or acceleration of Maturity occurs for an Original Issue Discount Note, a Discount will be accrued using a constant yield method.  The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for the applicable Original Issue Discount Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to the Original Issue Discount Note and an assumption that the Maturity of an Original Issue Discount Note will not be accelerated.  If the period from the date of issue to the first Interest Payment Date for an Original Issue Discount Note (the “Initial Period”) is shorter than the compounding period for the Original Issue Discount Note, a proportionate amount of the yield for an entire compounding period will be accrued.  If the Initial Period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence.  The accrual of the applicable Discount may differ from the accrual of original issue discount for purposes of the Internal Revenue Code of 1986 (the “Code”), as amended, certain Original Issue Discount Notes may not be treated as having original issue discount within the meaning of the Code, and notes other than Original Issue Discount Notes may be treated as issued with original issue discount for federal income tax purposes.

General Information Regarding the Notes

Certain Definitions.  “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that if the Specified Currency is other than United States dollars, such day must also not be a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency (or, if the Specified Currency is Euro, such day must be a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open).  “Principal Financial Center” means the capital city of the country issuing the Specified Currency, except that with respect to United States dollars, Australian dollars,

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Canadian dollars, South African rand, Swiss francs and Euros, the “Principal Financial Center” shall be The City of New York, Sydney and Melbourne, Toronto, Johannesburg, Zurich and London, respectively.

Redemption by the Issuer.  Unless one or more Redemption Dates is specified on the face hereof, this Note shall not be redeemable at the option of the Issuer before the Maturity Date specified on the face hereof.  If one or more Redemption Dates is so specified, this Note is subject to redemption on any such date at the option of the Issuer, upon notice by first-class mail, mailed not less than 30 calendar days nor more than 60 calendar days (unless otherwise specified on the face hereof) prior to the applicable Redemption Date specified in such notice, at the applicable Redemption Price specified on the face hereof (expressed as a percentage of the principal amount of this Note), together in the case of any such redemption with accrued interest to the Redemption Date, provided regular interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holder of this Note, or one or more Predecessor Notes, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof.  Unless otherwise specified on the face hereof, the Issuer may elect to redeem less than the entire principal amount hereof.  Any notice of redemption delivered by the Issuer is irrevocable.

Repurchase at the Option of the Holder.  Unless one or more Repurchase Dates at the option of the Holder is specified on the face hereof, this Note shall not be repayable at the option of the Holder on any date prior to the Maturity Date specified on the face hereof.  If one or more Repurchase Dates is so specified, this Note is subject to repurchase on any such date at the option of the Holder at the applicable Repurchase Price specified on the face hereof (expressed as a percentage of the principal amount of this Note), together in the case of any such repayment with accrued interest to the Repurchase Date, but regular interest installments whose Stated Maturity is on or prior to the Repurchase Date will be payable to the Holder of this Note, or one or more Predecessor Notes, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof.  For this Note to be repaid at the option of the Holder, the Trustee must receive at the principal office of its Corporate Trust Department in New York, New York, at least 30 calendar days but not more than 60 calendar days (unless otherwise specified on the face hereof) prior to the Repurchase Date on which this Note is to be repaid:

(i)                                     appropriate wire instructions; and

(ii)                                  either (a) the Note with the form entitled “Option to Elect Repayment” on the reverse of the Note duly completed, or (b) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company in the United States setting forth:

(1)                                  the name of the holder of the Note;

(2)                                  the principal amount of the Note;

(3)                                  the portion of the principal amount of the Note to be repurchased;

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(4)                                  the certificate number or a description of the tenor and terms of the Note;

(5)                                  a statement that the option to elect repurchase is being exercised; and

(6)                                  [insert if certificated note][a guarantee that the Note to be repaid with the form entitled “Option to Elect Repayment” on the reverse of the Note duly completed will be received by the Trustee within five Business Days after the Redemption Date.  The Trustee must actually receive the Note and form duly completed by the fifth Business Day.]

[insert if global security] [The above instructions shall be delivered to the Depositary who will forward them to the Trustee.]

Exercise of the repurchase option by the Holder of a Note shall be irrevocable.  The Holder of a Note may exercise the repurchase option for less than the entire principal amount of the Note provided that the principal amount of the Note remaining outstanding after repurchase is an Authorized Denomination (as defined below).  No transfer or exchange of any Note will be permitted after exercise of a repurchase option.  If a Note is to be repurchased in part, no transfer or exchange of the portion of the Note to be repurchased will be permitted after exercise of a repurchase option.  All questions as to the validity, eligibility, including time of receipt, and acceptance of any note for repurchase will be determined by the Issuer and its determination will be final, binding and non-appealable.

[Insert if the Security is to be a Certificated Security – In the event of redemption or repayment of this Note in part only, a new Note or Notes of this series and of like tenor and for a principal amount equal to the unredeemed or unrepaid portion will be delivered to the registered Holder upon the cancellation hereof.]

[Insert if the Security is to be a Global Security – In the event of redemption or repayment of this Note in part only, the Principal Amount shall be reduced.]

Calculation of Exchange Rates.  If this is a Foreign Currency Note to be paid in United States dollars, the United States dollar amount to be received in respect hereof will be based upon the exchange rate as determined by the Exchange Rate Agent based on the most favorable firm bid quotation for United States dollars received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent and approved by the Issuer (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of this Note.  If three quoting dealers are not available, then two dealers will be used.  If no such bid quotations are available, payments will be made in the Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Issuer’s control, in which case the Issuer will be entitled to make

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payments in respect hereof in United States dollars as provided in the manner set forth below.  All currency exchange costs will be borne by the Holder hereof by deductions from such payments.  The determination of the exchange rate pursuant to the provisions of this Section is referred to herein as the “Market Exchange Rate.”

Payments in Specified Currencies.  [Insert if security is a certificated security – If a Holder is to receive payments in a Specified Currency other than United States dollars as described on the face hereof, payments of principal of (and premium, if any) and interest will be paid in immediately available funds by wire transfer to an account maintained by the Holder with a bank designated by the Holder on or prior to the Regular Record Date or at least 15 calendar days prior to Maturity, as the case may be,] [Insert if the Security is a Global Note – If a beneficial owner is to receive payments in a Specified Currency other than United States dollars as described on the face hereof, payments of principal of (and premium, if any) and interest will be made in the manner specified on the face hereof in the third paragraph hereof following the summary of terms,] provided that such bank has the appropriate facilities for such a payment in the Specified Currency, provided, however, that with respect to payments of principal and premium, if any, and interest at Maturity this Note is presented to the Trustee in time for the Trustee to make such payment in accordance with its normal procedures, which shall require presentation no later than two Business Days prior to Maturity in order to ensure the availability of immediately available funds in the Specified Currency at Maturity.

If payment on this Note is required to be made in a Specified Currency other than United States dollars and such currency is unavailable in the good faith judgment of the Issuer due to the imposition of exchange controls or to other circumstances beyond the Issuer’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments with respect to this Note shall be made in United States dollars until such currency is again available or so used.  The amount so payable on any date in such Specified Currency shall be converted into United States dollars at a rate determined by the Exchange Rate Agent on the basis of the Market Exchange Rate on the second Business Day prior to such payment, or, if the Market Exchange Rate is not then available, the most recently available Market Exchange Rate or as otherwise determined in good faith by the Issuer if the foregoing is impracticable.

If this is a Foreign Currency Note, in the event of an official redenomination of such foreign currency (including, without limitation, an official redenomination of a foreign currency that is a composite currency) the obligations of the Issuer with respect to payments on this Note denominated in such currency shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination.  No adjustment will be made to any amount payable under this Note as a result of (a) any change in the value of a foreign currency relative to any other currency due solely to fluctuations in exchange rates or (b) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated).

Acceleration upon an Event of Default.  If an Event of Default with respect to Notes of this series shall occur and be continuing, the Principal Amount of the Notes of this series may be declared due and payable in the manner and with the effect provided in the

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Indenture.  Unless otherwise specified on the face hereof, if any Original Issue Discount Note (as defined below) is redeemed or repurchased by the Issuer or repurchased at the option of the Holder, each as described above, or if the principal of any Original Issue Discount Note is declared to be due and payable immediately pursuant to this paragraph, the amount of principal due and payable with respect to this Note shall be limited to the sum of the aggregate principal amount of this Note multiplied by the Issue Price (expressed as a percentage of the aggregate principal amount) plus the original issue discount accrued from the date of issue to the date of redemption, repayment or declaration, as applicable, which accrual shall be calculated using the “interest method” (computed in accordance with generally accepted accounting principles) in effect on the date of redemption, repurchase or declaration.  Unless otherwise specified on the face hereof, an Original Issue Discount Note is a Note which has a stated redemption price at maturity that exceeds its Issue Price by at least 0.25% of the stated redemption price at maturity, multiplied by the number of full years from the Original Issue Date to the Maturity Date for this Note.

Modification of Rights Under Indenture.  The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Security so affected, (i) change the Stated Maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities, the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults thereunder.  It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all series of Securities) may on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be) waive any such past default or Event of Default and its consequences, prior to any declaration accelerating the maturity of such Securities, or, subject to certain conditions, may rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of the security and any securities that may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this security or such other securities.

No reference herein to the Indenture and no provision of this security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to

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pay the principal of and interest on this security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

Transfers of Notes.  As provided in the Indenture and subject to certain limitations set forth therein and as may be set forth on the face hereof, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of like tenor, of Authorized Denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

[Insert if the Security is a Global Security –

Global Notes.  This Note is a Global Note and shall be exchangeable for Notes registered in the names of Persons other than the Depositary with respect to this Global Note or its nominee only if (A) such Depositary notifies the Issuer that it is unwilling or unable to continue as Depositary for this Global Note or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, and another depositary is not appointed (B) the Issuer in its sole discretion executes and delivers to the Trustee an Issuer Order that this Global Note shall be exchangeable or (C) there shall have occurred and be continuing an Event of Default with respect to the Notes and beneficial owners of a majority in aggregate principal amount of the Global Note advise the Depositary to cease acting as such.  If this Global Note is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Notes issuable in denominations of $1,000 and any integral multiple of $1,000 in excess thereof, registered in such names as such Depositary shall direct.]

Denomination.  The Notes of this series are issuable, in the case of Notes denominated in United States dollars, in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof and, in the case of Notes denominated in a Specified Currency other than United States dollars, in the authorized denominations set forth on the face hereof (in each case, an “Authorized Denomination”).

Exchange of Notes.  As provided in the Indenture and subject to certain limitations set forth therein and as may be set forth on the face hereof, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of like tenor of a different Authorized Denomination, as requested by the Holder surrendering the same.  No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Registered Owner.  Upon due presentment for registration of transfer of Securities at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Securities of the same series of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in

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connection therewith.

The Issuer, the Trustee or any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this security is registered as the absolute owner of this security (whether or not this security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

Governing Law.  The Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

Defined Terms.  Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Indenture and all indentures supplemental thereto relating to this security.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT	- Custodian
TEN ENT	- as tenants by the entireties		(Cust) (Minor)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address including postal zip code of assignee)

this Note and all rights thereunder hereby irrevocably constituting and appointing

Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:
Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

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[OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Issuer to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid to the undersigned, at                                                                                                                                                                                                .

(Please print or typewrite name and address of the undersigned)

For this Note to be repaid, the Trustee must receive at its corporate trust office at 1 Bank One Plaza, Suite IL1-0823, Chicago, Illinois 60670-0823, not more than 60 nor less than 30 calendar days prior to the Repayment Date, this Note with this “Option to Elect Repayment” form duly completed.

If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of U.S. $1,000 or other integral multiple of an Authorized Denomination) (provided that any remaining principal amount shall be at least U.S. $1,000 or such other minimum Authorized Denomination) which the Holder elects to have repaid and specify the denomination or denominations (which shall be U.S. $1,000 or such other minimum Authorized Denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

Principal Amount to be Repaid: $

Notice:  The signature(s) on this Option to Elect Repayment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.](1)

Dated:

(1)   This form applies to certificated Notes only.

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EXHIBIT A-2

[insert if global security]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.]

REGISTERED	REGISTERED

CUSIP NO.	$

DUKE REALTY LIMITED PARTNERSHIP

MEDIUM-TERM NOTE
(Due Nine Months or More from Date of Issue)
(Floating Rate)

Registered No. R-	Original Issue Date:

Principal Amount: $	Maturity Date:

Designation: Floating Rate Medium-Term Notes Due	Interest Rate:

Specified Currency:	Interest Reset Dates:
☐ U.S. Dollars
☐ Other

Dual Currency Note:
☐ Yes ☐ No

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Issue Price as a percentage of Principal Amount:	Exchange Rate Agent (if other than J.P. Morgan Trust Company, National Association):

Interest Payment Period:	Index Currency:

Initial Interest Rate:	Index Maturity:

Base Rate:	Maximum Interest Rate:

Spread:	Minimum Interest Rate:

Spread Multiplier:	Designated LIBOR Page:
☐ LIBOR Telerate
Calculation Dates:	☐ LIBOR Reuters

Interest Payment Dates:	Regular Record Dates: a day that is at least 15 calendar days (whether or not a Business Day) prior to the corresponding Interest Payment Date

Original Issue Discount Note:	Total Amount of OID:
☐ Yes ☐ No

Redemption Date (s) (including any applicable regular or special record dates):	Redemption Price(s):

Stated Maturity Extension Option: ☐ Yes ☐ No	Extension Period(s) and Final Maturity (only applicable if option to extend stated maturity):

Repurchase Price(s):	Repurchase Date(s) (including any applicable regular or special record dates) ☐ Option of the Issuer ☐ Option of the Holder

Basis for Interest Rate During Extension Period (only applicable if option to extend stated maturity):

Currency Indexed Note (check if yes): (if yes, see attachment)	Amortizing Note (check if yes): (if yes, see attachment)

Form: ☐ Book Entry ☐ Certificated	Other Terms:

A-2-2

Duke Realty Limited Partnership, an Indiana limited partnership (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Insert if the Security is to be a certificated security –          ,] [Insert if the Security is to be a Global Security – Cede & Co., as nominee for the Depository Trust Company], or its registered assigns, the Principal Amount stated above on the Maturity Date, and to pay interest thereon on the Interest Payment Dates specified above on such Principal Amount at the Interest Rate specified above until the first Interest Reset Date specified above and thereafter in accordance with the applicable provisions set forth below from the Interest Payment Date next preceding the date of authentication of this Note to which interest has been paid on the Notes, unless the date of authentication of this Note is a date to which interest has been paid, in which case from the date of authentication of this Note, or unless no interest has been paid on the Notes, in which case from the Original Issue Date specified above, until payment of said Principal Amount has been made or duly provided for.  Notwithstanding the foregoing, if the date of authentication of this Note is after a Regular Record Date specified above and before the next following Interest Payment Date, this Note shall bear interest from such Interest Payment Date, unless the Issuer shall default in the payment of interest due on such Interest Payment Date, in which case this Note shall bear interest from the next preceding Interest Payment Date to which interest has been paid on the Notes, or unless no interest has been paid on the Notes, in which case this Note shall bear interest from the Original Issue Date.]  If the Interest Payment Date, Maturity Date, Redemption Date or Repurchase Date is not a Business Day, the Interest Payment Date, Maturity Date, Redemption Date or Repurchase Date will be postponed until the next day that is a Business Day and interest will not accrue to such Business Day; provided, however, in the case of a LIBOR Note, if the next Business Day is in the following calendar month, the Interest Payment Date will be the preceding Business Day.  The “Interest Payment Dates” shall be as specified on the face hereof.  Unless otherwise specified on the face hereof, the “Regular Record Dates” shall be a date that is at least 15 calendar days before any Interest Payment Date, whether or not those dates are Business Days.

The interest so payable on any Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date next preceding such Interest Payment Date, unless the Original Issue Date is after a Regular Record Date and before the next following Interest Payment Date, in which case interest will be paid on the Interest Payment Date following the next succeeding Regular Record Date to the Person in whose name the Note is registered at the close of business on such next succeeding Regular Record Date, unless the Issuer shall default in the payment of interest due on such Interest Payment Date, in which case such defaulted interest shall be paid to the Person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest established in accordance with the Indenture, provided, however, that interest payable at the Maturity Date, Redemption Date or Repurchase Date will be payable to the person to whom principal is payable, unless such interest is a regular interest payment in which case the Issuer will make that regular interest payment to the Person in whose name this Note is registered at the close of business on the Regular Record Date next preceding the Interest Payment Date, even if it is not the same person to whom principal is payable.

Unless otherwise specified on the face hereof, payments of principal of (and premium, if any) and interest on this Note will be made in the applicable Specified Currency, provided, however, that if this Note is denominated in a Specified Currency other than United

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States dollars (a “Foreign Currency Note”) payments of principal of (and premium, if any) and interest hereon will

[Insert if the Security is to be a Global Security – be made in United States dollars unless the beneficial holder hereof gives notice to the Depositary that it elects to receive payments in such Specified Currency.  Such notice of the beneficial owner’s election to receive all or a portion of any payment in a Specified Currency must be given by the beneficial holder of this Note to the participant of the Depositary through which its interest is held on or before the applicable Regular Record Date, in the case of a payment of interest, and at least 15 calendar days, whether or not a Business Day, before Maturity, in the case of principal or premium.  The participant must notify the Depositary of any election on or before the third business day after the Regular Record Date.  The Depositary will notify the Paying Agent of the election, the portion of the payment to be made by the Paying Agent in the Specified Currency and the applicable wire transfer instructions, on or before the fifth Business Day after the Regular Record Date.  If complete instructions are received by the participant and forwarded to the Depositary, and forwarded by the Depositary to the Paying Agent, on or before the relevant dates, the beneficial owner of this Note will receive payments in the Specified Currency.  In such event, the Paying Agent will pay the beneficial holder directly.  The beneficial holder may elect to receive all or any portion of all future payments in the Specified Currency and need not file a separate election for each payment.  Such election will remain in effect until revoked by written notice to the Paying Agent, but written notice of such revocation must be received by the Paying Agent on or prior to the applicable Regular Record Date or at least 15 days prior to Maturity, as the case may be.]

[Insert if the Security is to be a Certificated Security – be made in United States dollars unless the Holder hereof elects to receive payments in respect hereof in such Specified Currency by delivery of a written request to the Trustee on or prior to the applicable Regular Record Date or at least 15 days prior to Maturity, as the case may be.  Such election may be in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission.  A Holder of such a Note may elect to receive all or any portion of all future payments in the Specified Currency for principal (and premium, if any) and interest payments and need not file a separate election for each payment.  Such election will remain in effect until revoked by written notice to the Trustee, but written notice of such revocation must be received by the Trustee on or prior to the applicable Regular Record Date or at least 15 days prior to Maturity, as the case may be.]

[Insert if the Security is to be a Global Security – Payment of the principal of (and premium, if any) and interest on this Note in United States dollars will be made by transfer of immediately available funds to the Depositary or its nominee.]

[Insert if the Security is to be a Certificated Security – Payment of the principal of (and premium, if any) and interest on this Note due at Maturity, the Redemption Date or the Repurchase Date, in United States dollars will be paid by wire transfer of immediately available

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funds after the Holder presents this Note at the office or agency of the Issuer maintained for that purpose, which shall initially be the corporate trust office of the Trustee located in New York, New York.  Payment of Interest on this Note, other than at Maturity, the Redemption Date or the Repurchase Date, made in United States dollars will be paid by check mailed to the address of the Holder as of the applicable Record Date, as such address shall appear in the Security Register; provided, however, that a Holder of U.S.$10,000,000 (or, if the Specified Currency is other than United States dollars, the equivalent thereof in the Specified Currency) or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) will be entitled to receive interest payments on such Interest Payment Date by wire transfer of immediately available funds if such Holder has delivered appropriate wire transfer instructions in writing to the Trustee on or prior to the applicable Regular Record Date.  Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder.]

All payments of principal (and premium, if any) and interest in a Specified Currency other than United States dollars will be made in the manner set forth on the reverse hereof.

The Issuer agrees to indemnify the Holder of any Note against any loss incurred by such Holder as a result of any judgment or order being given or made against the Issuer for any amount due hereunder and such judgment or order requiring payment in a currency (the “Judgment Currency”) other than the Specified Currency, and as a result of any variation between (i) the rate of exchange at which the Specified Currency amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such Holder, on the date of payment of such judgment or order, is able to purchase the Specified Currency with the amount of the Judgment Currency actually received by such Holder, as the case may be.  The foregoing indemnity constitutes a separate and independent obligation of the Issuer and continues in full force and effect notwithstanding any such judgment or order as aforesaid.  The term “rate of exchange” includes any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

The interest payable hereon on each Interest Payment Date will include accrued interest from the Original Issue Date or from the last date in respect of which interest has been paid on the Notes (subject to the applicable provisions set forth above), as the case may be, to, but excluding, such Interest Payment Date, Maturity Date, Redemption Date or Repurchase Date, as the case may be; however, if the interest rate on this Note is reset daily or weekly, unless otherwise stated on the face hereof, the interest payments will include interest accrued only from but excluding the Regular Record Date through which interest has been paid (or from and including the Original Issue Date, if no interest has been paid) through and including the Regular Record Date next preceding the applicable Interest Payment Date, except that the interest payment on the Maturity Date, Redemption Date or Repurchase Date, as applicable, will include interest accrued to, but excluding, that date.  The interest rate in effect on the Notes from the Original Issue Date, to, but excluding, the first Interest Reset Date will be the Initial Interest Rate.  Thereafter, the Notes will bear interest at a rate reset for each period ending on and excluding an Interest Reset Date and commencing on and including the immediately preceding Interest Reset Date (or, if none, the Original Issue Date) (each an “Interest Reset Period”) determined by the Calculation Agent.  The interest rate per annum on this Note for each Interest Reset Period shall be the Base Rate designated above (determined as set forth on the reverse

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hereof), in each case adjusted by the addition or subtraction of the Spread, if any, specified above and by the multiplication by the Spread Multiplier, if any, specified above.  Accrued interest is calculated by multiplying the principal amount hereof (or, in the case of an indexed note, unless otherwise specified in the pricing supplement, the face amount of such indexed note) by an accrued interest factor.  The accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated.  Unless otherwise specified on the face hereof, the interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each day is computed by dividing the interest rate in effect on that day by (i) the actual number of days in the year, in the case of the Treasury Rate Notes and CMT Rate Notes or (ii) 360 days, in the case of all other Notes.

The interest rate on a Note in effect on any day will be (i) if the day is an Interest Reset Date, the interest rate with respect to the Interest Determination Date relating to that Interest Reset Date; or (ii) if the day is not an Interest Reset Date, the interest rate with respect to the Interest Determination Date relating to the preceding Interest Reset Date.  Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown above.  In addition, the interest rate hereon shall in no event be higher than the maximum rate permitted by New York State law as the same may be modified by United States law of general application.

Reference is made to the further provisions of this Note set forth on the reverse hereof.  Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to the benefits of the Indenture referred to on the reverse hereof or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under such Indenture.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed manually or by facsimile by its authorized officers.

Dated as of:

DUKE REALTY LIMITED PARTNERSHIP, as Issuer

	By:	DUKE REALTY CORPORATION,
as General Partner

By:
Name:
Title:

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Officer

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[REVERSE OF NOTE]

DUKE REALTY LIMITED PARTNERSHIP

MEDIUM-TERM NOTE
(Due Nine Months or More from Date of Issue)
(Floating Rate)

This security is one of a duly authorized issue of debentures, notes, bonds, or other evidences of indebtedness of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture dated as of September 19, 1995 (hereinafter called the “Indenture”), duly executed and delivered by the Issuer to J.P. Morgan Trust Company, National Association (successor in interest to The First National Bank of Chicago), as Trustee (hereinafter called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), to which the Indenture and all indentures supplemental thereto relating to this security reference is hereby made for a description of the rights, limitations of rights, obligations, duties, and immunities thereunder of the Trustee, the Issuer, and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.  The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as provided in the Indenture or any indenture supplemental thereto.  This Note is one of a series designated as “Medium-Term Notes Due Nine Months or More from Date of Issue” (herein referred to as the “Notes”) of the Issuer, of up to $100,000,000 in aggregate principal amount.  All terms used in this Note which are defined in the Indenture and which are not otherwise defined in this Note shall have the meanings assigned to them in the Indenture.  The terms of the Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended.  The Notes are subject to all such terms, and the Holders are referred to the Indenture and such Act for a statement of such terms.  To the extent any provision of this Note conflicts with the provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

Interest payments for this Note will include interest accrued from and including the last date in respect of which interest has been paid or duly provided for (or from and including the Original Issue Date if no interest has been paid or provided for) to but excluding the Interest Payment Dates, Maturity Date, Redemption Date or Repurchase Date.

Interest Rate

Interest Rate Reset.  The rate of interest on this Note will be reset daily, weekly, monthly, quarterly, semiannually, annually or as otherwise specified on the face hereof (each an “Interest Reset Date”), as specified on the face hereof.  Unless otherwise specified on the face hereof, the Interest Reset Date will be, if this Note resets daily, each Business Day; if this Note resets weekly (unless the Base Rate on this Note is the Treasury Rate), Wednesday of each week; if this Note resets weekly and the Base Rate on this Note is the Treasury Rate, Tuesday of each week (except as provided below under “Treasury Rate Notes”); if this Note resets monthly (unless the Base Rate on this Note is the Eleventh District Cost of Funds Rate), the third

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Wednesday of each month; if this Note is an Eleventh District Cost of Funds Rate Note, all of which reset monthly, the first calendar day of each month; if this Note resets quarterly, the third Wednesday of March, June, September and December of each year, as specified on the face hereof; if this Note resets semiannually, the third Wednesday of each of two months of each year, as specified on the face hereof; and if this Note resets annually, the third Wednesday of one month of each year, as specified on the face hereof; provided, however, that the interest rate in effect from the date of issue to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof.

If an Interest Reset Date for this Note would otherwise be a day that is not a Business Day, that Interest Reset Date will be postponed to the next Business Day.  However, in the case of a Note whose interest will be determined in accordance with the provisions of the heading “Determination of LIBOR” below, if that Business Day is in the following calendar month, that Interest Reset Date will be the preceding Business Day.  If a Treasury bill auction, as set forth and described in the definition of “Interest Determination Date” in this Note, will be held on any day that would otherwise be an Interest Reset Date for a Note whose interest will be determined in accordance with the provisions of the heading “Determination of Treasury Rate” below, then that Interest Reset Date will instead be the Business Day immediately following that auction date.

Calculation of Base Rate.  The Base Rate applicable to this Note will be calculated as set forth in the appropriate paragraph below.

Determination of CD Rate.  Unless otherwise specified on the face hereof, if the Base Rate is the CD Rate, CD Rate means, with respect to any Interest Determination Date, the rate on that date for negotiable certificates of deposit having the Index Maturity specified on the face hereof, as published in H.15(519) prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to that Interest Determination Date under the heading “CDs (secondary market).”  The following procedures will be followed if the CD Rate cannot be determined as described in the immediately preceding sentence:

(i)                                     if by 3:00 p.m., New York City time, on the related Calculation Date such rate is not published in H.15(519), then the CD Rate will be the rate on that Interest Determination Date for negotiable certificates of deposit of the Index Maturity designated on the face hereof as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the heading “CDs (secondary market)”;

(ii)                                  if such rate is not published in H.15 (519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the Calculation Date in the manner described in clause (i) above, then the Calculation Agent will determine the CD Rate to be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that Interest Determination Date, quoted by three leading non-bank dealers in negotiable U.S. dollar certificates of deposit in New York City for negotiable certificates of deposit in a denomination of $5,000,000

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of major United States money-center banks of the highest credit standing with a remaining maturity closest to the Index Maturity designated on the face hereof.  The Calculation Agent, after consultation with the Issuer, will select the three dealers referred to in the immediately preceding sentence; and

(iii)                               if fewer than three dealers are quoting as mentioned in clause (ii) above, the CD Rate will be the CD Rate in effect during the prior interest period.

Determination of Commercial Paper Rate.  Unless otherwise specified on the face hereof, if the Base Rate is Commercial Paper Rate, Commercial Paper Rate means, with respect to any Interest Determination Date, the Money Market Yield (as defined below) of the rate on that date for commercial paper having the Index Maturity specified on the face hereof, as published in H.15(519) prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to that Interest Determination Date under the heading “Commercial Paper — Nonfinancial.” The following procedures will be followed if the Commercial Paper Rate cannot be determined as described in the immediately preceding sentence:

(i)                                     if such rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date, the Commercial Paper Rate will be the Money Market Yield of the rate on that Interest Determination Date for commercial paper having the Index Maturity designated on the face hereof, as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the heading “Commercial Paper — Nonfinancial”;

(ii)                                  if such rate is not published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the Calculation Date as described in clause (i) above, then the Calculation Agent will determine the Commercial Paper Rate to be the Money Market Yield of the arithmetic mean of the offered rates of three leading dealers of commercial paper in New York City as of 11:00 a.m., New York City time, on that Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is “AA”, or the equivalent, from a nationally recognized rating agency, and the Calculation Agent, after consultation with the Issuer, will select the three dealers referred to in this clause (ii); and

(iii)                               if fewer than three dealers selected by the Calculation Agent are quoting as described in clause (ii) above, the Commercial Paper Rate will be the Commercial Paper Rate in effect during the prior interest period.

“H.15(519)” means the publication entitled “Statistical Release H.15(519), Selected Interest Rates,” or any successor publication, published by the Board of Governors of the Federal Reserve System and available through the World Wide Web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/ current,

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or any successor site or publication.

“H.15 Daily Update” means the daily update of H.15(519), available through the World Wide Web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update, or any successor site or publication.

“Money Market Yield” means a yield (expressed as a percentage rounded to the nearest one-hundred thousandth of a percent) calculated in accordance with the following formula:

Money Market Yield =	D x 360	X 100
360 – (D x M)

where “D” refers to the annual rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and

“M” refers to the actual number of days in the interest period for which interest is being calculated.

Determination of Eleventh District Cost of Funds Rate.  Unless otherwise specified on the face hereof, if the Base Rate is the Eleventh District Cost of Funds Rate, Eleventh District Cost of Funds Rate means, with respect to any Interest Determination Date, the rate equal to the monthly weighted average cost of funds for the calendar month immediately before such Interest Determination Date, as displayed on Telerate Page 7058 under the heading “11th District” as of 11:00 A.M., San Francisco time, on such Interest Determination Date.  If the Eleventh District Cost of Funds Rate cannot be determined as described above, the Eleventh District Cost of Funds Rate shall be the FHLB Index for the calendar month preceding such Interest Determination Date.  If the Federal Home Loan Bank of San Francisco fails to announce such rate for the calendar month next preceding such Interest Determination Date, the Eleventh District Cost of Funds Rate that takes effect on such Interest Reset Date will be the same as the rate of interest thereon in the prior interest period.

“FHLB Index” means the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District most recently announced by the Federal Home Loan Bank.

Determination of Federal Funds Rate.  Unless otherwise specified on the face hereof, if the Base Rate is Federal Funds Rate, Federal Funds Rate means, with respect to any Interest Determination Date, the rate on that date for Federal Funds as published in H.15(519) under the heading “Federal Funds (effective),” as such rate is displayed on Telerate Page 120, prior to 11:00 a.m., New York City time, on the Calculation Date pertaining to that Interest Determination Date.  The following procedures will be followed if the Federal Funds Rate cannot be determined as described in the immediately preceding sentence:

(i)                                     if such rate does not appear on Telerate Page 120 or is not published in H.15(519) by 11:00 a.m., New York City time, on the Calculation Date, the Federal Funds Rate will be the rate on that Interest Determination Date, as published in H.15 Daily Update, or such other recognized

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electronic source used for the purpose of displaying such rate, under the heading “Federal Funds (effective)”;

(ii)                                  if that rate does not appear on Telerate Page 120 or is not published in either H.15 (519) or H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the Calculation Date, then the Calculation Agent will determine the Federal Funds Rate to be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged by each of three leading brokers of Federal funds transactions in New York City prior to 11:00 a.m., New York time, on that Interest Determination Date, and the Calculation Agent, after consultation with the Issuer, will select the three brokers referred to in this clause (ii); and

(iii)                               if fewer than three brokers selected by the Calculation Agent are quoting as described in clause (ii) above, the Federal Funds Rate will be the Federal Funds Rate in effect during the prior interest period.

Determination of LIBOR.  If the Base Rate is LIBOR, LIBOR will be determined by the Calculation Agent in accordance with the following provisions:

(i)                                     with respect to an Interest Determination Date, LIBOR will be:  (a) if the Designated LIBOR Page is LIBOR Telerate as specified on the face hereof, the rate for deposits in Index Currency having the Index Maturity, commencing on the second London Business Day immediately following that Interest Determination Date (or, if pounds sterling is the Index Currency, beginning on such date or, if Euro is the Index Currency, beginning on the second TARGET Settlement Day immediately after such date) as that rate appears on the Designated LIBOR Page as of 11:00 a.m., London time, on that Interest Determination Date or (b) if the Designated LIBOR Page is LIBOR Reuters as specified on the face hereof, the arithmetic mean of the offered rates for deposits in Index Currency having the Index Maturity, commencing on the second London Business Day immediately following such Interest Determination Date, which appear on the Designated LIBOR Page (or such other LIBOR page specified on the face hereof) as of 11:00 a.m., London time, on the Interest Determination Date, if at least two such offer rates appear on such Reuters Screen LIBOR Page.  If neither LIBOR Reuters nor LIBOR Telerate is specified as the Designated LIBOR Page, LIBOR Telerate will be used.  In the case where (a) above applies, if no rate appears, or in the case where (b) above applies, if fewer than two offered rates appear, LIBOR in respect of the Interest Determination Date will be determined as if the parties had specified the rate in (ii) below;

(ii)                                  with respect to an Interest Determination Date on which this provision applies, LIBOR will be determined on the basis of the offered rates at which deposits in the Index Currency are offered by four major banks in

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the London interbank market selected by the Calculation Agent (after consultation with the Issuer) at approximately 11:00 a.m., London time, on that Interest Determination Date to prime banks in the London interbank market having the Index Maturity commencing on the second London Business Day immediately following that Interest Determination Date and in a principal amount equal to an amount of not less than U.S. $1 million (or its foreign currency equivalent) that is representative for a single transaction in such market at such time.  The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate.  The offered rates must begin on the second London Business Day immediately after the Interest Determination Date (or if pounds sterling is the Index Currency, commencing on such Interest Determination Date or, if Euro is the Index Currency, beginning on the second TARGET Settlement Day immediately after such date).  If at least two such quotations are provided, LIBOR in respect of that Interest Determination Date will be the arithmetic mean of such quotations.  If fewer than two quotations are provided, LIBOR in respect of that Interest Determination Date will be the arithmetic mean of the rates quoted by three major money center banks the applicable financial center selected by the Calculation Agent (after consultation with the Issuer) at approximately 11:00 a.m., New York City time, on that Interest Determination Date for loans in Index Currency to leading European banks, having the Index Maturity commencing on the second London Business Day immediately following that Interest Determination Date (or, if pounds sterling is the Index Currency, commencing on such date or, if Euro is the Index Currency, beginning on the second TARGET Settlement Day immediately after such date) and in a principal amount equal to an amount of not less than U.S. $1 million that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR for the applicable period will be the same as LIBOR for the immediately prior interest period.

Unless otherwise specified on the face hereof:

“London Business Day” means a day on which commercial banks are open for business in London and (i) if the Index Currency is other than the Euro, dealings in deposits in the Index Currency are transacted in the London interbank market; or (ii) if the Index Currency is the Euro, the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open.

“Designated LIBOR Page” means either (a) if “LIBOR Reuters” is designated on the face hereof, the display on the Reuters Monitor Money Rates Service, or a successor nominated as the information vendor, for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency or (b) if “LIBOR Telerate” is designated on the face hereof, the display on the Bridge Telerate, Inc., or a successor nominated as the information vendor, for the purpose of displaying the London interbank rates of major banks for the

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applicable Index Currency.

“Index Currency” means the currency, including composite currencies and Euro, specified on the face hereof as the currency for which LIBOR shall be calculated.  If no Index Currency is specified on the face hereof, the Index Currency will be U.S. Dollars.

“TARGET Settlement Day” means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open.

Determination of Treasury Rate.  Unless otherwise specified on the face hereof, if the Base Rate is Treasury Rate, Treasury Rate means, with respect to any Interest Determination Date, the rate set at the most recent auction of direct obligations of the United States (“Treasury bills”) having the Index Maturity designated on the face hereof, as that rate appears on Moneyline Telerate (or any successor service) on either page 56 (“Telerate Page 56”) or page 57 (“Telerate Page 57”) (or any pages that may replace such pages) under the heading “INVESTMENT RATE.”  The following procedures will be followed if the Treasury Rate cannot be determined as described in the immediately preceding sentence:

(i)                                     if the rate is not published on Telerate Page 56 or Telerate Page 57 by 3:00 p.m., New York City time, on the related Calculation Date, the Treasury Rate will be the Bond Equivalent Yield (as defined below) of the rate for applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Auction High”;

(ii)                                  if the rate referred to in clause (i) above is not so published by 3:00 p.m., New York City time, on the Calculation Date, the Treasury Rate will be the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as otherwise announced by the United States Department of the Treasury, for the Interest Determination Date;

(iii)                               if the results of the most recent auction of Treasury bills having the Index Maturity designated on the face hereof are not published or announced as described in clause (ii) above by 3:00 p.m., New York City time, on the Calculation Date, or if no auction is held in a particular week, the Treasury Rate will be the Bond Equivalent Yield of the rate set forth in H.15(519) for the Interest Determination Date opposite the Index Maturity under the heading “U.S. government securities/Treasury bills/Secondary market”;

(iv)                              if such rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date as described in clause (iii) above, the Treasury Rate will be the rate set forth in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying that rate, for the Interest Determination Date in respect of the Index Maturity under the heading “U.S. government securities/Treasury bills/Secondary market”;

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(v)                                 if the above rate is not published in H.15(519), H.15 Daily Update or another recognized source by 3:00 p.m., New York City time, on the Calculation Date as described in clause (iv) above, then the Calculation Agent will determine the Treasury Rate to be a yield to maturity, expressed as a Bond Equivalent Yield, of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on the Interest Determination Date of three leading primary United States government securities dealers selected by the Calculation Agent after consultation with the Issuer for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; and

(vi)                              if the dealers selected by the Calculation Agent are not quoting as described in clause (v) above, the Treasury Rate will be the Treasury Rate in effect on the particular Interest Determination Date.

“Bond Equivalent Yield” means a yield (expressed as a percentage rounded to the nearest one hundred thousandth of a percent) calculated in accordance with the following formula:

Bond Equivalent Yield =	D x N	X 100
360 – (D x M)

where “D” refers to the per annum rate for Treasury bills, quoted on a bank discount basis and expressed as a decimal;

“N” refers to 365 or 366, as the case may be; and

“M” refers to the actual number of days in the interest period for which interest is being calculated.

“Telerate Page 56,” “Telerate Page 57” and “Telerate Page 120” mean the displays designated on Bridge Telerate, Inc. as Page 56, Page 57 or Page 120, or any page that replaces either Page 56, Page 57 or Page 120 on that service, or another service that is nominated as the information vendor, for the purpose of displaying Treasury bill or federal funds auction rates.

Determination of Prime Rate.  Unless otherwise specified on the face hereof, if the Base Rate is Prime Rate, Prime Rate means, with respect to any Interest Determination Date, the prime rate or base lending rate on that date, as published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date pertaining to the Interest Determination Date under the heading “Bank prime loan.”  The following procedures will be followed if the Prime Rate cannot be determined as described in the immediately preceding sentence:

(i)                                     if such rate is not published in H.15(519) prior to 3:00 p.m., New York City time, on the Calculation Date, then the Prime Rate will be the rate on the Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, opposite the heading “Bank prime loan”;

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(ii)                                  if such rate is not published in either H.15(519) or H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the Calculation Date as described in clause (i) above, then the Calculation Agent will determine the Prime Rate to be the arithmetic mean (rounded upwards, if necessary, to the next higher one hundred thousandth of a percentage point) of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page as that bank’s prime rate or base lending rate as in effect for that Interest Determination Date;

(iii)                               if fewer than four rates, but more than one, appear on the Reuters Screen USPRIME1 Page on the Interest Determination Date, then the Prime Rate will be the arithmetic mean of the prime rates or base lending rates quoted, on the basis of the actual number of days in the year divided by a 360-day year, as of the close of business on the Interest Determination Date by four major banks in the City of New York selected by the Calculation Agent from a list approved by the Issuer;

(iv)                              if fewer than two rates appear on the Reuters Screen USPRIME1 Page on the Interest Determination Date, then the Prime Rate will be the arithmetic mean of the prime rates or base lending rates furnished in the City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, that have a total equity capital of U.S. $500,000,000 or more and are subject to supervision or examination by federal or state authority, as selected by the Calculation Agent from a list approved by the Issuer; and

(v)                                 if the banks selected by the Calculation Agent are not quoting as described in clauses (iii) and (iv) above, the Prime Rate will be the Prime Rate in effect during the prior interest period.

“Reuters Screen USPRIME1 Page” means the display on the Reuters Monitor Money Rates Service (or any successor service) on the page designated as “USPRIME1,” or any other page that replaces that page on that service for the purpose of displaying prime rates or base lending rates of major United States banks.

Determination of CMT Rate.  Unless otherwise specified on the face hereof, if the Base Rate is the CMT Rate, CMT Rate means, with respect to any Interest Determination Date, the rate displayed on the Designated CMT Telerate Page by 3:00 p.m., New York City time, on the Calculation Date pertaining to the Interest Determination Date under the heading (or any successor heading) “Treasury Constant Maturities — Federal Reserve Board Release H.15 — Mondays Approximately 3:45 p.m.,” under the column for the Index Maturity as specified on the face hereof for (1) if the Designated CMT Telerate Page is 7051, such Interest Determination Date or (2) if the Designated CMT Telerate Page is 7052, the weekly or monthly average, as applicable, ended immediately preceding the week or month, as applicable, in which the related Interest Determination Date occurs.  If no page is specified, the Designated CMT Telerate Page

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will be 7052 for the most recent week.  The following procedures will be used if the CMT Rate cannot be determined as described in the immediately preceding sentence:

(i)                                     if such rate is no longer displayed on the relevant page, or if not displayed by 3:00 p.m., New York City time, on the Calculation Date, then the CMT Rate will be the Treasury constant maturity rate for the Index Maturity for the Interest Determination Date, as published in H.15(519);

(ii)                                  if such rate is no longer published in H.15(519), or is not displayed by 3:00 p.m., New York City time, on the Calculation Date, then the CMT Rate will be the Treasury constant maturity rate, or other United States Treasury rate, for the Index Maturity for the Interest Determination Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in H.15(519);

(iii)                               if that information described in clause (ii) above is no longer provided by 3:00 p.m., New York City time, on the Calculation Date, then the Calculation Agent will determine the CMT Rate to be a yield to maturity based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time, on the Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers in The City of New York selected by the Calculation Agent after consultation with the Issuer.  The Calculation Agent will select five leading primary United States government securities dealers and will eliminate the highest and lowest quotations or, in the event of equality, one of the highest and lowest quotations, for the most recently issued direct non-callable fixed rate obligations of the United States (“Treasury Notes”) with an original maturity of approximately the Index Maturity and a remaining term to maturity of not less than the Index Maturity minus one year.  If two Treasury Notes with an original maturity as described in the preceding sentence have remaining terms to maturity equally close to the Index Maturity, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

(iv)                              if the Calculation Agent cannot obtain three Treasury Note quotations as described in clause (iii) above, the Calculation Agent will determine the CMT Rate to be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the Interest Determination Date of three leading primary United States government securities dealers in New York City, selected using the same method described in clause (iii) above, for the most recently issued direct non-callable fixed rate obligations of the United States with an original maturity of the number of years that is the

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next highest to the Index Maturity and a remaining term to maturity closest to the Index Maturity and in an amount of at least U.S. $100 million;

(v)                                 if three or four (but not five) reference dealers are quoting as described in clauses (iii) and (iv) above, then the CMT Rate will be based on the arithmetic mean of the offered rates obtained and neither the highest nor the lowest of those quotations will be eliminated; and

(vi)                              if fewer than three leading primary United States government securities dealers selected by the Calculation Agent are quoting as described in clauses (iii) and (iv) above, the CMT Rate will be the CMT Rate in effect during the prior interest period.

“Designated CMT Telerate Page” means the display on the Bridge Telerate, Inc., or any successor service, on the page specified on the face hereof, or any other page that replaces that page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519).  If no page is specified, the Designated CMT Telerate Page shall be 7052 for the most recent week.

Other Base Rates.  In addition to the Base Rates specified in this Section, the Issuer may elect to designate such other Base Rates indicated on the face hereof based on such other interest rate formula or formulas indicated on the face hereof, which may include a combination of one or more of the Base Rates indicated above.

Reset of Spread and Spread Multiplier.  If the Issuer has the option with respect to this Note to reset the Spread and/or Spread Multiplier, such option will be indicated on the face hereof, together with (i) the date or dates on which such Spread and/or Spread Multiplier may be reset (each an “Optional Reset Date”) and (ii) the basis or formula, if any, for such resetting.  Unless otherwise specified on the face hereof, the Issuer may exercise such option by notifying the Trustee of such exercise at least 45 but not more than 60 days (unless otherwise specified on the face hereof) prior to an Optional Reset Date.  Not later than 40 days (unless otherwise specified on the face hereof) prior to such Optional Reset Date, the Trustee will mail to the Holder hereof a notice (the “Reset Notice”), first class, postage prepaid, setting forth (i) the election of the Issuer to reset the Spread and/or Spread Multiplier, (ii) such new Spread and/or Spread Multiplier, and (iii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period a “Subsequent Interest Period”), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period.

Notwithstanding the foregoing, not later than 20 days (unless otherwise specified on the face hereof) prior to an Optional Reset Date, the Issuer may, at its option, revoke the Spread and/or Spread Multiplier provided for in the Reset Notice and establish a higher Spread and/or Spread Multiplier for the Subsequent Interest Period commencing on such Optional Reset Date by mailing or causing the Trustee to mail notice of such higher Spread and/or Spread Multiplier first class, postage prepaid, to the Holder hereof.  Such notice shall be irrevocable.  If

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the Spread and/or Spread Multiplier is reset on an Optional Reset Date this Note will bear such higher Spread and/or Spread Multiplier.

If the Issuer elects to reset the Spread and/or Spread Multiplier of this Note, the Holder hereof will have the option to elect repayment of this Note by the Issuer on any Optional Reset Date at a price equal to the principal amount hereof plus any accrued interest to such Optional Reset Date.  In order for this Note to be so repaid on an Optional Reset Date, the Holder hereof must follow the procedures set forth below for optional repurchase, except that the period for delivery of this Note or notification to the Trustee shall be at least 25 but not more than 35 days (unless otherwise specified on the face hereof) prior to such Optional Reset Date and except that a Holder who has tendered this Note for repayment pursuant to a Reset Notice may, by written notice to the Trustee, revoke any such tender for repayment until the close of business on the tenth day prior to such Optional Reset Date.

Interest Rate in Effect.  The Calculation Agent will, upon the request of the Holder of this Note, provide to such Holder the interest rate hereon then in effect and, if different, the interest rate which will become effective as a result of a determination made on the most recent Interest Determination Date.

Form of Notes

Indexed Notes.  This Note may be issued with the principal amount payable at Maturity and/or with interest payable hereon on an Interest Payment Date to be determined by reference to the price or prices of currencies, currency units, commodities, stock, other securities, interest or other notes, financial or non-financial indices or other factors (each an “Indexed Note”), as shall be indicated above under “Other Terms.”  Specific information pertaining to the method for determining the principal amount payable at Maturity or the amount of interest to be paid on an Interest Payment Date with reference to the specified index shall be included above under “Other Terms.”  Unless otherwise stated herein, interest payable on an Indexed Note will be based on the face amount of the note.

For the purposes of determining whether Holders of the requisite principal amount of Indexed Notes outstanding have made a demand or given a notice or waiver or taken any other action, the outstanding principal amount of Indexed Notes will be deemed to be the face amount of the Indexed Notes.  Unless otherwise stated herein, in the event of an acceleration of the maturity of the Indexed Note, the principal amount payable to the Holder of an Indexed Note upon acceleration will be the principal amount determined by reference to the formula by which the principal amount of the Indexed Note would be determined on the Maturity Date, as if the date of acceleration were the Maturity Date.

Dual Currency Notes.  This Note may be issued as a Note in which the Issuer has a one-time option to pay the principal, premium, if any, and interest, if any, on this Note in an optional currency specified on the face hereof under “Other Terms” that is a different currency from the Specified Currency of this Note (“Dual Currency Notes”).  The Issuer shall provide the Holders two Business Days written notice of its exercise of such option, which such exercise shall be irrevocable.  Specific information pertaining to Dual Currency Notes shall be included on the face hereof, under “Other Terms,” and shall include, without limitation:

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•                                          the Specified Currency;

•                                          the Optional Payment Currency;

•                                          the Designated Exchange Rate;

•                                          the Option Election Date; and

•                                          the Interest Payment Dates.

The amounts payable and the method for calculating these amounts with respect to Dual Currency Notes and any additional terms and conditions of any issue of Dual Currency Notes will be specified on the face hereof.

Renewable Notes.  This Note may be issued as a Note in which the Maturity will be automatically extended for a twelve month period on each Maturity unless the Holder elects to terminate the automatic extension (“Renewable Notes”).  The Holder may terminate the automatic extension by notifying the Trustee within the time frame set forth on the face hereof.  The Holder may choose to maintain the automatic extension provision for a portion of the Renewable Note so long as that portion equals at least $100,000 (or its foreign currency equivalent).  The Maturity of the Renewable Notes cannot be extended beyond the final Maturity Date set forth on the face hereof.  If the Holder elects to terminate the automatic extension of any portion of the Renewable Note, the Holder will receive payment of principal on that portion on an Interest Payment Date falling approximately six months after the date on which the Renewable Note was scheduled to be extended.

The Holder may revoke its election to terminate the automatic extension or any portion of the Renewable Note if such portion equals at least $100,000 (or its foreign currency equivalent).  To revoke its election to terminate, the Holder must notify the Trustee prior to the fifteenth calendar day before the portion is scheduled to mature.  An election to terminate the automatic extension of a Renewable Note will be binding on any subsequent Holder unless properly revoked.

The Issuer may elect to redeem the total amount or portion of a Renewable Note at a redemption price of 100% of its principal amount plus accrued interest.  If the Issuer decides to redeem a Renewable Note, the Issuer must notify the Holder by first class mail at least 30 but not more than 60 days prior to the redemption date.

The Renewable Notes will bear interest at a specified rate that will be based on a base rate and any Spread and/or Spread Multiplier, which may be reset by a remarketing agent.

Extendible Notes.  This Note may be issued as a Note in which the Issuer has the option to extend the stated Maturity Date thereof for one or more whole years up to a date set forth on the face hereof (“Extendible Notes”).  In the event the Issuer elects to extend the Extendible Notes, the Issuer must notify the Trustee no less than 45 nor more than 60 calendar days prior to the Extendible Notes’ original stated Maturity Date.  The Trustee will notify the Holder of the Issuer’s extension of the Maturity by first class mail.  The notice must specify the Extendible Notes’ new Maturity Date, the interest rate applicable to the extension period and any

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applicable redemption provisions.

The interest rate may be increased for the extension period if the Issuer notifies the Trustee prior to 10:00 a.m., New York City time, on the twentieth calendar day before the original Maturity Date of the Extendible Notes.  The Trustee will send notice to the Holders in a manner agreed upon by the Trustee and the Issuer.  This increased interest rate may not be revoked.

In the event the Issuer extends the Maturity of the Extendible Notes, the Holder has the option to require the Issuer to repay such Extendible Notes on the original Maturity Date at a price equal to the principal amount of the Extendible Notes plus any accrued interest to such date.  In order to exercise this option, the Holder must notify the Trustee no less than 25 nor more than 60 calendar days prior to the original Maturity Date of the Extendible Notes.  Such notice may be made by delivering to the Trustee the Extendible Notes with the attached “Option to Elect Repayment” form completed, or a letter from a broker/dealer, bank or trust company notifying the Trustee of the Holder’s intent to redeem its Extendible Notes and guaranteeing that the Extendible Notes and the attached “Option to Elect Repayment” form will be delivered no later than five Business Days after the date set for redemption.  The Holder may revoke its election to be repaid at any time before 3:00 p.m., New York City time, on the twentieth calendar day prior to the original Maturity Date of the Extendible Notes.

Original Issue Discount Notes.  This Note may be issued as a Note in which the issue price (set forth on the face hereof) is less than 100% of the principal amount hereof,  (i.e., par) by more than a percentage equal to the product of 0.25% and the number of full years to the Maturity Date (“Original Issue Discount Notes”).  Original Issue Discount Notes may not bear any interest currently or may bear interest at a rate that is below market rates at the time of the issuance.  The difference between the issue price of an Original Issue Discount Note and par is referred to as the “Discount.”  In the event of redemption, repayment or acceleration of the Maturity of an Original Issue Discount Note, the amount payable to the Holder will be equal to the sum of:

•                                          the issue price (increased by any accruals of Discount) and, in the event of any redemption of the applicable Original Issue Discount Note, if applicable, multiplied by the initial redemption percentage (as adjusted, if applicable); and

•                                          any unpaid interest accrued on the Original Issue Discount Note to the date of the redemption, repayment or acceleration of the Maturity, as the case may be.

For purposes of determining the amount of Discount that has accrued as of any date on which a redemption, repayment or acceleration of Maturity occurs for an Original Issue Discount Note, a Discount will be accrued using a constant yield method.  The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for the applicable Original Issue Discount Note (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to the

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Original Issue Discount Note and an assumption that the Maturity of an Original Issue Discount Note will not be accelerated.  If the period from the date of issue to the first Interest Payment Date for an Original Issue Discount Note (the “Initial Period”) is shorter than the compounding period for the Original Issue Discount Note, a proportionate amount of the yield for an entire compounding period will be accrued.  If the Initial Period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence.  The accrual of the applicable Discount may differ from the accrual of original issue discount for purposes of the Internal Revenue Code of 1986 (the “Code”), as amended, certain Original Issue Discount Notes may not be treated as having original issue discount within the meaning of the Code, and notes other than Original Issue Discount Notes may be treated as issued with original issue discount for federal income tax purposes.

General Information Regarding the Notes

Certain Definitions.  “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that if the Specified Currency is other than United States dollars, such day must also not be a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency (or, if the Specified Currency is Euro, such day must be a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open); provided, further, that, with respect to LIBOR Notes (other than those denominated in Euro), such day is also a London Business Day.  “Principal Financial Center” means (1) the capital city of the country issuing the Specified Currency or (2) the capital city of the country to which the designated LIBOR currency relates (the currency as to which LIBOR will be calculated, which is U.S. dollars if no other currency is specified), as applicable, except that, in the case of (1) or (2) above, with respect to United States dollars, Australian dollars, Canadian dollars, South African rand, Swiss francs and Euros, the “Principal Financial Center” shall be The City of New York, Sydney and Melbourne, Toronto, Johannesburg, Zurich and London, respectively.

“Calculation Date” means, with respect to any Interest Determination Date, the date on or before which the Calculation Agent is to calculate an interest rate for a Note.  Unless otherwise specified on the face hereof, the Calculation Date pertaining to an Interest Determination Date for a Note will be the first to occur of (i) the tenth calendar day after that Interest Determination Date or, if that day is not a Business Day, the next succeeding Business Day; or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity Date, Redemption Date or Repurchase Date, of that Note, as the case may be (except in the case of a LIBOR Note where the Calculation Date is the Interest Determination Date).

“Index Maturity” means the period of time designated as the representative maturity of the certificates of deposit, the commercial paper, the Index Currency, the Treasury bills or other instrument or obligation, respectively, by reference to transactions in which the CD Rate, the Commercial Paper Rate, LIBOR, the Treasury Rate and the CMT Rate, respectively, are to be calculated, as set forth on the face hereof.

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“Interest Determination Date” means the date as of which the interest rate for a Note is to be calculated, to be effective as of the following Interest Reset Date and calculated on the related Calculation Date.  However, LIBOR will be calculated on the Interest Determination Date.  Unless otherwise specified on the face hereof (i) the Interest Determination Date pertaining to an Interest Reset Date for a CD Rate Note, Commercial Paper Rate Note, Federal Funds Rate Note, Prime Rate Note or CMT Rate Note will be the second Business Day preceding that Interest Reset Date; (ii) the Interest Determination Date pertaining to an Interest Reset Date for an Eleventh District Cost of Funds Rate Note will be the last working day of the month immediately preceding the applicable Interest Reset Date on which the Federal Home Loan Bank of San Francisco publishes the FHLB Index;  (iii) the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note will be the second London Business Day preceding that Interest Reset Date, unless the Index Currency is (1) pounds sterling, in which case the Interest Determination Date will be the applicable Interest Reset Date or (2) Euro, in which case the Interest Determination Date that will be the second TARGET Settlement Date preceding such Interest Reset Date; (iv) the Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note will be the day of the week during which that Interest Reset Date falls on which Treasury bills of the Index Maturity designated on the face hereof are auctioned, such Treasury bills being usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday or may be held on the preceding Friday, provided that (1) if, as the result of a legal holiday, an auction is held on the preceding Friday, that Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the following week and (2) if the Interest Determination Date would otherwise fall on an Interest Reset Date then such Interest Reset Date will be postponed to the next succeeding Business Day; and (v) if the interest rate of this note is determined by reference to two or more interest rate bases, the most recent Business Day that is at least two Business Days prior to the applicable Interest Reset Date on which each interest rate basis is determinable, with each interest rate basis determined as of such date, and the applicable interest rate taking effect on the applicable Interest Reset Date.

Redemption by the Issuer.  Unless one or more Redemption Dates is specified on the face hereof, this Note shall not be redeemable at the option of the Issuer before the Maturity Date specified on the face hereof.  If one or more Redemption Dates is so specified, this Note is subject to redemption on any such date at the option of the Issuer, upon notice by first-class mail, mailed not less than 30 calendar days nor more than 60 calendar days (unless otherwise specified on the face hereof) prior to the applicable Redemption Date specified in such notice, at the applicable Redemption Price specified on the face hereof (expressed as a percentage of the principal amount of this Note), together in the case of any such redemption with accrued interest to the Redemption Date, provided regular interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holder of this Note, or one or more Predecessor Notes, of record at the close of business on the relevant regular Record Dates referred to on the face hereof.  Unless otherwise specified on the face hereof, the Issuer may elect to redeem less than the entire principal amount hereof.  Any notice of redemption delivered by the Issuer is irrevocable.

Repurchase at the Option of the Holder.  Unless one or more Repurchase Dates at the option of the Holder is specified on the face hereof, this Note shall not be repayable at the option of the Holder on any date prior to the Maturity Date specified on the face hereof.  If one

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or more Repurchase Dates is so specified, this Note is subject to repurchase on any such date at the option of the Holder at the applicable Repurchase Price specified on the face hereof (expressed as a percentage of the principal amount of this Note), together in the case of any such repayment with accrued interest to the Repurchase Date, but regular interest installments whose Stated Maturity is on or prior to the Repurchase Date will be payable to the Holder of this Note, or one or more Predecessor Notes, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof.  For this Note to be repaid at the option of the Holder, the Trustee must receive at the principal office of its Corporate Trust Department in New York, New York, at least 30 calendar days but not more than 60 calendar days (unless otherwise specified on the face hereof) prior to the Repurchase Date on which this Note is to be repaid:

(i)                                     appropriate wire instructions; and

(ii)                                  either (a) the Note with the form entitled “Option to Elect Repayment” on the reverse of the Note duly completed, or (b) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company in the United States setting forth:

(1)                                  the name of the holder of the Note;

(2)                                  the principal amount of the Note;

(3)                                  the portion of the principal amount of the Note to be repurchased;

(4)                                  the certificate number or a description of the tenor and terms of the Note;

(5)                                  a statement that the option to elect repurchase is being exercised; and

(6)                                  [insert if certificated note][a guarantee that the Note to be repaid with the form entitled “Option to Elect Repayment” on the reverse of the Note duly completed will be received by the Trustee within five Business Days after the Redemption Date.  The Trustee must actually receive the Note and form duly completed by the fifth Business Day.]

[insert if global security] [The above instructions shall be delivered to the Depositary who will forward them to the Trustee.]

Exercise of the repurchase option by the Holder of a Note shall be irrevocable.  The Holder of a Note may exercise the repurchase option for less than the entire principal amount of the Note provided that the principal amount of the Note remaining outstanding after repurchase is an Authorized Denomination (as defined below).  No transfer or exchange of any Note will be permitted after exercise of a repurchase option.  If a Note is to be repurchased in part, no transfer or exchange of the portion of the Note to be repurchased will be permitted after exercise of a repurchase option.  All questions as to the validity, eligibility, including time of

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receipt, and acceptance of any note for repurchase will be determined by the Issuer and its determination will be final, binding and non-appealable.

[Insert if the Security is to be a Certificated Security – In the event of redemption or repayment of this Note in part only, a new Note or Notes of this series and of like tenor and for a principal amount equal to the unredeemed or unrepaid portion will be delivered to the registered Holder upon the cancellation hereof.]

[Insert if the Security is to be a Global Security – In the event of redemption or repayment of this Note in part only, the Principal Amount shall be reduced.]

Calculation of Exchange Rates.  If this is a Foreign Currency Note to be paid in United States dollars, the United States dollar amount to be received in respect hereof will be based upon the exchange rate as determined by the Exchange Rate Agent based on the most favorable firm bid quotation for United States dollars received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent and approved by the Issuer (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of this Note.  If three quoting dealers are not available, then two dealers will be used.  If no such bid quotations are available, payments will be made in the Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Issuer’s control, in which case the Issuer will be entitled to make payments in respect hereof in United States dollars as provided in the manner set forth below.  All currency exchange costs will be borne by the Holder hereof by deductions from such payments.  The determination of the exchange rate pursuant to the provisions of this Section is referred to herein as the “Market Exchange Rate.”

Percentages and Decimals.  Except as otherwise specified on the face hereof, all percentages and decimals resulting from any calculation of interest on Notes will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward.  For example, 9.876545% (or ..09876545) will be rounded to 9.87655% (or .0987655) and 9.876544% (or ..09876544) will be rounded to 9.87654% (or .0987654).  All currency amounts used in or resulting from any such calculation will be rounded to the nearest cent or, in the case of a foreign currency note, to the nearest unit (with one-half cent or unit being rounded upward).

Payments in Specified Currencies.  [Insert if security is a Certificated Security – If a Holder is to receive payments in a Specified Currency other than United States dollars as described on the face hereof, payments of principal of (and premium, if any) and interest will be paid in immediately available funds by wire transfer to an account maintained by the Holder with a bank designated by the Holder on or prior to the Regular Record Date or at least 15 calendar days prior to Maturity, as the case may be,] [insert if the Security is a Global Note – If a beneficial owner is to receive payments in a Specified Currency other than United States dollars as described on the face hereof, payments of principal of (and premium, if any) and interest will be made in the manner specified on the face hereof in the third paragraph hereof following the

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summary of terms,] provided that such bank has the appropriate facilities for such a payment in the Specified Currency, provided, however, that with respect to payments of principal and premium, if any, and interest at Maturity this Note is presented to the Trustee in time for the Trustee to make such payment in accordance with its normal procedures, which shall require presentation no later than two Business Days prior to Maturity in order to ensure the availability of immediately available funds in the Specified Currency at Maturity.

If payment on this Note is required to be made in a Specified Currency other than United States dollars and such currency is unavailable in the good faith judgment of the Issuer due to the imposition of exchange controls or to other circumstances beyond the Issuer’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments with respect to this Note shall be made in United States dollars until such currency is again available or so used.  The amount so payable on any date in such Specified Currency shall be converted into United States dollars at a rate determined by the Exchange Rate Agent on the basis of the Market Exchange Rate on the second Business Day prior to such payment, or, if the Market Exchange Rate is not then available, the most recently available Market Exchange Rate or as otherwise determined in good faith by the Issuer if the foregoing is impracticable.

If this is a Foreign Currency Note, in the event of an official redenomination of such foreign currency (including, without limitation, an official redenomination of a foreign currency that is a composite currency) the obligations of the Issuer with respect to payments on this Note denominated in such currency shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination.  No adjustment will be made to any amount payable under this Note as a result of (a) any change in the value of a foreign currency relative to any other currency due solely to fluctuations in exchange rates or (b) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated).

Acceleration upon an Event of Default.  If an Event of Default with respect to Notes of this series shall occur and be continuing, the Principal Amount of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.  Unless otherwise specified on the face hereof, if any Original Issue Discount Note (as defined below) is redeemed or repurchased by the Issuer or repurchased at the option of the Holder, each as described above, or if the principal of any Original Issue Discount Note is declared to be due and payable immediately pursuant to this paragraph, the amount of principal due and payable with respect to this Note shall be limited to the sum of the aggregate principal amount of this Note multiplied by the Issue Price (expressed as a percentage of the aggregate principal amount) plus the original issue discount accrued from the date of issue to the date of redemption, repayment or declaration, as applicable, which accrual shall be calculated using the “interest method” (computed in accordance with generally accepted accounting principles) in effect on the date of redemption, repurchase or declaration.  Unless otherwise specified on the face hereof, an Original Issue Discount Note is a Note which has a stated redemption price at maturity that exceeds its Issue Price by at least 0.25% of the stated redemption price at maturity, multiplied by the number of full years from the Original Issue Date to the Maturity Date for this Note.

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Modification of Rights Under Indenture.  The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority of the aggregate principal amount of the Securities at the time outstanding of all series to be affected (voting as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Security so affected, (i) change the Stated Maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate or amount of interest thereon, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, or (iii) reduce the percentage of Securities, the Holders of which are required to consent to any waiver of compliance with certain provisions of the Indenture or any waiver of certain defaults thereunder.  It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the Holders of a majority in aggregate principal amount outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all series of Securities) may on behalf of the Holders of all the Securities of such series (or all of the Securities, as the case may be) waive any such past default or Event of Default and its consequences, prior to any declaration accelerating the maturity of such Securities, or, subject to certain conditions, may rescind a declaration of acceleration and its consequences with respect to such Securities. Any such consent or waiver by the Holder of this security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of the security and any securities that may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this security or such other securities.

No reference herein to the Indenture and no provision of this security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

Transfers of Notes.  As provided in the Indenture and subject to certain limitations set forth therein and as may be set forth on the face hereof, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of like tenor, of Authorized Denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

[Insert if the Security is a Global Security –

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Global Notes.  This Note is a Global Note and shall be exchangeable for Notes registered in the names of Persons other than the Depositary with respect to this Global Note or its nominee only if (A) such Depositary notifies the Issuer that it is unwilling or unable to continue as Depositary for this Global Note or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, and another depositary is not appointed (B) the Issuer in its sole discretion executes and delivers to the Trustee an Issuer Order that this Global Note shall be exchangeable or (C) there shall have occurred and be continuing an Event of Default with respect to the Notes and beneficial owners of a majority in aggregate principal amount of the Global Note advise the Depositary to cease acting as such.  If this Global Note is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Notes issuable in denominations of $1,000 and any integral multiple of $1,000 in excess thereof, registered in such names as such Depositary shall direct.]

Denomination.  The Notes of this series are issuable, in the case of Notes denominated in United States dollars, in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof and, in the case of Notes denominated in a Specified Currency other than United States dollars, in the authorized denominations set forth on the face hereof (in each case, an “Authorized Denomination”).

Exchange of Notes.  As provided in the Indenture and subject to certain limitations set forth therein and as may be set forth on the face hereof, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of like tenor of a different Authorized Denomination, as requested by the Holder surrendering the same.  No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Registered Owner.  Upon due presentment for registration of transfer of Securities at the office or agency of the Issuer in The Borough of Manhattan, The City of New York, one or more new Securities of the same series of authorized denominations in an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

The Issuer, the Trustee or any authorized agent of the Issuer or the Trustee may deem and treat the Person in whose name this security is registered as the absolute owner of this security (whether or not this security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

Governing Law.  The Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

Defined Terms.  Capitalized terms used herein which are not otherwise defined shall

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have the respective meanings assigned to them in the Indenture and all indentures supplemental thereto relating to this security.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT	- Custodian
TEN ENT	- as tenants by the entireties		(Cust) (Minor)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address including postal zip code of assignee)

this Note and all rights thereunder hereby irrevocably constituting and appointing

Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:

Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

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[OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Issuer to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid to the undersigned, at

(Please print or typewrite name and address of the undersigned)

For this Note to be repaid, the Trustee must receive at its corporate trust office at 1 Bank One Plaza, Suite IL1-0823, Chicago, Illinois 60670-0823, not more than 60 nor less than 30 calendar days prior to the Repayment Date, this Note with this “Option to Elect Repayment” form duly completed.

If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of U.S. $1,000 or other integral multiple of an Authorized Denomination) (provided that any remaining principal amount shall be at least U.S. $1,000 or such other minimum Authorized Denomination) which the Holder elects to have repaid and specify the denomination or denominations (which shall be U.S. $1,000 or such other minimum Authorized Denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

Principal Amount to be Repaid: $

Notice:  The signature(s) on this Option to Elect Repayment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.](2)

Dated:

(2)   This form applies to certificated Notes only.

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